Exhibit 10.1
EXECUTION COPY
THIRD AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT
     This THIRD AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT (this “Agreement”), entered into effective as of December 20, 2010, is by and among Basic Energy Services, Inc., a Delaware corporation (the “Company”), and DLJMB Funding III, Inc., DLJ ESC II, L.P., DLJ Offshore Partners III, C.V., DLJ MB Partners III GmbH & Co., KG, DLJ Merchant Banking Partners III, L.P., DLJ Offshore Partners III, C.V., DLJ Offshore Partners III-1, C.V., DLJ Offshore Partners III-2, C.V., Millennium Partners II, L.P., and MBP Plan Investors, L.P. (the “DLJ Parties”), and each other holder of record of Common Stock (as defined below) who may hereafter duly and properly become bound by the terms hereof as required by Section 7.3, each such person named above and each Person that hereafter may become a party hereto as contemplated hereby being referred to individually as a “Party” and collectively as the “Parties”.
RECITALS
     WHEREAS, the Parties are parties to that certain Second Amended and Restated Stockholders’ Agreement entered into as of April 2, 2004 (the “2004 Agreement”), which agreement shall terminate in accordance with its terms as of December 21, 2010 with respect to all other parties thereto; and
     WHEREAS, in lieu of exercising certain rights under the 2004 Agreement prior to such termination, the DLJ Parties are willing to enter into this Agreement;
     WHEREAS, the Parties desire to amend and restate the 2004 Agreement and extend the term of such agreements with respect to matters set forth herein.
     NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the Parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE 1
DEFINITIONS
     1.1 Definitions.
     (a) In addition to the terms defined elsewhere herein, the following terms shall have the meanings set forth below:
     “Affiliate” means, with respect to any Person, any Person controlling, controlled by, or under common control with such Person. For the purposes of this definition, “control” means the possession of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
     “Applicable Percentage” means with respect to each Party, a percentage equal to a fraction, the numerator of which is equal to the aggregate number of shares of Fully-Diluted Common Stock requested to be included in the Piggyback Registration by such party and the denominator of which is equal to the number of shares of Fully-Diluted Common Stock requested to be included in the Piggyback Registration by all such Parties.

     “Basic” means Basic Energy Services, Inc., the predecessor in interest to the Company.
     “Beneficial” ownership or “beneficially” owned, with respect to any shares of Common Stock, shall have the same meaning as in Rule 13d-3 under the Securities Exchange Act of 1934, as amended.
     “Board of Directors” means the board of directors of the Company or any committee or other body acting on behalf of, and possessing the rights as may be delegated by, the board of directors of the Company.
     “Business” means providing well site servicing to oil and gas drilling and producing Persons.
     “Business Day” means any day other than a day on which banks in the State of Texas or New York are authorized by law to close.
     “Capital Stock” means any and all shares of stock, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), and any and all warrants, options or other rights to purchase or acquire any of the foregoing, including, without limitation, any Common Stock Equivalents.
     “Common Stock Equivalents” means (without duplication with any other shares of Common Stock or Common Stock Equivalents) rights, warrants, options, convertible securities, or exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, shares of Common Stock or securities convertible or exchangeable into shares of Common Stock, whether at the time of issuance or upon the passage of time or the occurrence of some future event.
     “Common Stock” means the shares of common stock, par value US $0.01 per share, of the Company.
     “Effective Date” means the date of this Agreement.
     “FINRA” means the Financial Industry Regulation Authority.
     “Fully-Diluted Common Stock” means, at any time, the then outstanding shares of Common Stock of the Company plus (without duplication) all shares of Common Stock issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise (including, with respect to all outstanding options, the “cashless-broker” exercise, if available, through procedures approved by the Company), conversion or exchange of all then-outstanding Common Stock Equivalents.
     “GAAP” means generally accepted accounting principles as applied in the United States of America, or such other generally accepted accounting principals required to be adopted by the Company in accordance with the rules of the SEC under the Exchange Act.

     “Group” means any Person and Affiliate(s) of that Person acting in concert for the purpose of acquiring, holding or disposing of equity interests in the Company in other than a public offering of such equity interests.
     “Holder” means any Person owning shares of Common Stock of the Company.
     “Person” means any natural person, corporation, limited liability company, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any government or agency or political subdivision thereof.
     “Registrable Securities” means the Common Stock and any shares of Common Stock that are issuable upon the exercise of any right, including pursuant to any option, warrant or security convertible into shares of Common Stock or similar right and any other securities issued or issuable with respect to such shares of Common Stock by way of a stock dividend or stock split or in connection with a combination of stock, recapitalization, merger, consolidation or reorganization; provided, that any Registrable Security will cease to be a Registrable Security when (i) a registration statement covering such Registrable Security has been declared effective by the SEC and it has been disposed of pursuant to such effective registration statement, (ii) it is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or it is eligible for sale under Rule 144 without respect to any volume limitations, unless the Company fails, upon request of the Holder accompanied by an opinion of counsel to the Holder, reasonably acceptable to the Company, to the effect that the Registrable Securities are eligible for resale under Rule 144(b)(1), to remove all restrictive legends on certificates representing such Registrable Security in connection with an anticipated transfer of such Common Stock that is otherwise permitted by this Agreement, or (iii) (A) it has been otherwise transferred and (B) the Company has delivered a new certificate or other evidence of ownership for it not bearing any restrictive legend, other than the legend required pursuant to Section 7.5 of this Agreement, if applicable, and (C) it may be resold without registration under the Securities Act.
     “SEC” means the United States Securities and Exchange Commission or any successor governmental agency.
     “Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.
     “Selling Holder” means a holder of Registrable Securities who is selling Registrable Securities pursuant to a registration statement under the Securities Act.
     “Subsidiary” means (i) any corporation or other entity a majority of the Capital Stock or other equity securities of which having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is at the time owned, directly or indirectly, with power to vote, by the Company or any direct or indirect Subsidiary of the Company, (ii) any limited liability company in which the Company or any direct or indirect

Subsidiary is the sole managing member or (iii) any partnership in which the Company or any direct or indirect Subsidiary is a general partner.
     “Underwriter” means a securities dealer that purchases any shares of Common Stock as principal and not as part of such dealer’s market-making activities.
     (b) The following terms defined elsewhere herein are defined in the sections referenced below:

Term	Section
2004 Agreement	Recitals
Agreement	Preamble
Confidential Information	Section 7.7(a)
Confidentiality Obligations	Section 7.7(b)
Confidentiality Regulations	Section 7.7(b)
Conversion Agreement	Section 7.7(b)
Company	Preamble
Demand Period	Section 4.1(a)
Demand Registration	Section 4.1(a)
Demand Request	Section 4.1(a)
DLJ Parties	Preamble
Exchange Act	Section 4.4(a)
Managing Underwriter	Section 4.8
Merger Agreement	Section 7.7(b)
Notice	Section 7.6
Party or Parties	Preamble
Piggyback Registration	Section 4.2
Piggyback Securities	Section 4.9
Registration Expenses	Section 5.2
Required Filing Date	Section 4.1(c)
Restriction	Section 7.5(b)
Suspension Period	Section 5.3
Violation	Section 4.4(a)
     1.2 References; Gender; Number; Certain Phrases. References to this “Agreement” shall mean this Stockholders’ Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative. All references in this Agreement to an “Article,” “Section,” “Exhibit” or “Schedule” are to an Article, Section, Exhibit or Schedule of this Agreement, unless the context requires otherwise. Unless the context requires otherwise, the words “this Agreement,” “hereof,” “hereunder,” “herein,” “hereby” or words of similar import refer to this Agreement as a whole and not to a particular Article, Section, subsection, clause or other subdivision hereof. Whenever the context requires, the words used herein include the masculine, feminine and neuter gender, and the singular and the plural. The words “include”, “includes” and “including” shall mean “include, without limitation,”, “includes, without limitation” and “including, without limitation,”, respectively. All references herein to “dollars” or “$” refer to currency of the United States of America. Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP.
ARTICLE 2
REPRESENTATIONS AND WARRANTIES
     2.1 Representations of DLJ Parties. Each of the DLJ Parties hereby represents and warrants to the Company that:
     (a) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be, with full power and authority under its certificate of incorporation and/or other organizational document(s) to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance by it of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action;
     (b) this Agreement has been duly and validly executed and delivered by it and, upon the Effective Date, constitutes the binding obligation enforceable against it in accordance with its terms, except to the extent that enforcement may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally, to general principles of equity (including a court’s discretionary authority with respect to granting specific performance) and to mandatory provisions of public policy; and
     (c) the execution, delivery and performance by it of this Agreement and the consummation by it of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (A) violate any provision of law, statute, rule or regulation to which it is subject, (B) violate any order, judgment, or decree applicable to it or (C) conflict with, or result in a breach or default under, any term or condition of its certificate of incorporation, by-laws or such other comparable organizational and governing document(s), as the case may be, or any agreement or other instrument to which it is a party or by which it is bound.
     2.2 Representations of the Company. The Company hereby represents and warrants to each DLJ Party that:
     (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority under its certificate of incorporation and other organizational documents to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance by it of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action;
     (b) this Agreement has been duly and validly executed and delivered by the Company and, upon the Effective Date, constitutes the binding obligation thereof enforceable against the Company in accordance with its terms, except to the extent that enforcement may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally, to general principles of equity (including a court’s discretionary authority with respect to granting specific performance) and to mandatory provisions of public policy; and
     (c) the execution, delivery and, upon the Effective Date, performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (A) violate any provision of law, statute, rule or regulation to which the Company is subject, (B) violate any order, judgment or decree applicable to the Company or (C) conflict with, or result in a breach or default under, any term or condition of its certificate of incorporation, bylaws or such other comparable organizational and governing document(s), as the case may be, or any agreement or other instrument to which the Company is a party or by which it is bound.
ARTICLE 3
DLJ PARTIES’ RIGHTS WITH RESPECT TO THE COMPANY
     3.1 Management Rights. Upon request to the Chief Executive Officer of the Company, a representative of the DLJ Parties will be entitled to meet and consult with the senior executive management team of the Company from time to time upon reasonable notice to the Company to discuss the business of the Company and the Company’s annual business plans and to discuss the Company’s progress in achieving its plans. The Company will furnish to the DLJ Parties upon their request such information as is reasonably necessary to adequately exercise the foregoing right.
     3.2 Financial Statements.
     (a) As soon as practicable following the end of each fiscal year of the Company (in no event later than one hundred twenty (120) days after the end of such fiscal year), the Company shall cause its independent accounts to prepare and deliver to the DLJ Parties an audited consolidated balance sheet of the Company as of the end of such fiscal year and the related audited consolidated statement of operations, changes in stockholders’ equity and cash flows of the Company for such fiscal year (or similar statements if such statements change as the result of changes in GAAP), together with the notes related thereto. Such financial statements shall be accompanied by a report of the Company’s independent accountants to the effect that such financial statements have been prepared in conformity with GAAP applied on a basis consistent with prior years (except as otherwise specified in such report) and that the audit of such financial statements has been performed in accordance with GAAP.
     (b) As soon as practicable following the end of the each fiscal quarter of the Company, including the final fiscal quarter (in no event later than sixty (60) days after the end of any such fiscal quarter), the Company shall prepare and deliver to the DLJ Parties an unaudited consolidated balance sheet of the Company as of the end of such fiscal quarter and the related unaudited consolidated statement of operations, changes in stockholders’ equity and cash flows of the Company for such fiscal quarter and for the fiscal year to date (or similar statements if such statements change as the result of changes in GAAP), in each case setting forth in comparative form the corresponding figures for the preceding fiscal quarter and for the fiscal quarter of the prior fiscal year corresponding to the fiscal quarter just completed.
     (c) The obligations set forth in this Section 3.2 shall be deemed satisfied by the Company by its filing of such financial statements with the SEC.
     (d) The rights of the DLJ Parties and the obligations of the Company set forth in Section 3.1 and Section 3.2 shall terminate and be of no further force or effect at any time (i) none of the DLJ Parties are a “venture capital operating company” as defined under 29 CFR 2510.3-101(d) or (ii) none of the Common Stock of the Company owned by the DLJ Parties constitutes “Plan Assets” as defined under 29 CFR 2510.3-101.
ARTICLE 4
REGISTRATION RIGHTS;
PIGGYBACK REGISTRATION
     4.1 Demand Registration Rights.
     (a) At any time after the date hereof as long as (i) any DLJ Party remains an Affiliate of the Company or (ii) the DLJ Parties, collectively, beneficially hold at least ten percent of the outstanding shares of Common Stock of the Company (such period, the “Demand Period”), the DLJ Parties may, on up to three (3) occasions, make a written request of the Company (a “Demand Request”) for registration under the Securities Act (a “Demand Registration”) of Registrable Securities held by the DLJ Parties, provided that such Registrable Securities shall have proposed offering proceeds for such offering that equals or exceeds US $10 million (or US $5 million in the event the Company is able to register such Registrable Securities on Form S-3).
     (b) The Company may defer the filing (but not the preparation) of a registration statement required by this Section until a date not later than 60 days after the Required Filing Date (as defined below) if (i) at the time the Company receives the Demand Request, the Company or its Subsidiaries are engaged in confidential negotiations, other confidential business activities or is otherwise in possession of material non-public information, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board of Directors of the Company determines in good faith that such disclosure would be materially detrimental to the Company and its stockholders, (ii) an investment banking firm advises the Company that effecting such registration would materially and adversely affect an offering of securities of the Company, or (iii) prior to receiving the Demand Request, the Board of Directors had determined to effect a registered underwritten public offering of the Company’s equity securities for the Company’s account and the Company had taken substantial steps (including, but not limited to, selecting (subject to the terms of this Agreement) and entering into a letter of intent with the managing Underwriter for such offering) and is proceeding with reasonable diligence to effect such offering. A deferral of the filing of a registration statement pursuant to this subsection (b) shall be lifted, and the requested registration statement shall be filed forthwith, if: in the case of a deferral pursuant to clause (i) of the preceding sentence, the negotiations or other activities are disclosed or terminated; in the case of a deferral pursuant to clause (ii) of the preceding sentence, such investment banking firm advises the Company that effecting such registration would no longer materially and adversely affect an offering of securities of the Company; or, in the case of a deferral pursuant to clause (iii) of the preceding sentence, the proposed registration for the Company’s account is abandoned. In order to defer the filing of a registration statement pursuant to this subsection (b), the Company shall promptly, upon determining to seek such deferral, deliver to a requesting holder a certificate signed by the President or CEO of the Company stating that the Company is deferring such filing pursuant to this subsection (b) and the basis therefor in reasonable detail. Within twenty (20) days after receiving such certificate, the requesting holder for which registration was previously requested may withdraw such request by giving notice to the Company; if withdrawn, the Demand Request shall be deemed not to have been made for all purposes of this Agreement. Notwithstanding the foregoing, the Company may not defer the filing a registration statement pursuant to this subsection (b) more than twice every 12 months.
     (c) Each Demand Request shall specify the number of shares of Registrable Securities proposed to be sold. Subject to subsection (b) of this Section 4.1, the Company shall use its commercially reasonable efforts to file the Demand Registration within 60 days after receiving a Demand Request (the “Required Filing Date”) and shall use all commercially reasonable efforts to cause the same to be declared effective by the SEC as promptly as practicable after such filing, provided that the Company need effect only one Demand Registration at any time in accordance with this Section. The Company shall pay all of its fees, costs and expenses, other than underwriting discounts and commissions, related to any such Demand Registration; provided, however, if the Demand Registration is subsequently withdrawn by the Party or Parties initiating the Demand Registration, the Party or Parties may decide either (i) to pay pro rata any expenses of such registration and retain their rights to such Demand Registration or (ii) to elect to have the Company bear such expenses (in which event such Demand Registration shall count as one of such Party’s demands for Demand Registration).
     (d) Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to register any Person’s Registrable Securities pursuant to a Demand Registration unless such Person accepts the terms of the underwriting agreement between the Company and the Underwriter.
     4.2 Notice; Piggyback Registration. Subject to the provisions of this Agreement, if the Company proposes to file a registration statement under the Securities Act with respect to an offering of any equity securities by the Company for its own account or for the account of any of its equity holders, including a registration statement filed pursuant to Section 4.1, (other than a registration statement on Form S-4 or Form S-8 (or such corresponding forms adopted by the SEC for use by foreign issuers), or any substitute form that may be adopted by the SEC, or any registration statement filed in connection with an exchange offer or offering of securities solely to the Company’s existing security holders), then the Company shall give written notice of such proposed filing to the Parties as soon as practicable (but in no event less than 30 days before the anticipated effective date of such registration statement), and such notice shall offer each such Person the opportunity to register the Applicable Percentage of the Registrable Securities held by each such Person (a “Piggyback Registration”). Subject to the limitations in the preceding sentence based on the Applicable Percentage for each such Person and Sections 4.3, 4.4, 4.5, 4.6 and 4.7 hereof, the Company shall include in each such Piggyback Registration all Registrable Securities requested to be included in the registration for such offering. Each such holder of

Registrable Securities shall be permitted to withdraw all or part of such holder’s Registrable Securities from a Piggyback Registration at any time prior to the effective date thereof.
     4.3 Obligations of the Company. Whenever required under this Section 5 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:
     (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to be declared effective, and keep such registration statement effective for up to 120 days; provided, however, that if Holders of Registrable Securities holding shares having an aggregate value in excess of $10 million request that such registration statement be filed on Form S-3 under Rule 415 on a continuous basis and such filing is permitted under applicable SEC rules, the Company shall keep such registration statement effective until all such Registrable Securities are sold thereunder and/or cease to be Registrable Securities, or for two years if earlier, provided that the aggregate value of shares registered under such registration statement also exceeds $10 million.
     (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to 120 days, or such longer period in connection with a Rule 415 offering described in Section 4.3(a) above.
     (c) Furnish to the Parties such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.
     (d) Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions in the United States as shall be reasonably requested by the Parties, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.
     (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.
     (f) Notify each Party covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for 120 days, or such longer period in connection with a Rule 415 offering described in Section 4.3(a) above.

     (g) Use its reasonable efforts to cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which the same securities issued by the Company are then listed.
     (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.
     (i) Use its reasonable efforts to furnish, at the request of any Party requesting registration of Registrable Securities pursuant to this Article 4, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Article 4, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Party or Parties requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Parties requesting registration of Registrable Securities.
     4.4 Indemnification. In the event any Registrable Securities are included in a registration statement under this Article 4:
     (a) To the extent permitted by law, the Company will indemnify and hold harmless each Party, each of its officers, directors, partners, legal counsel, accountants, and any underwriter (as defined in the Securities Act) for such Party and each person, if any, who controls such Party or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Party, each of its officers, directors, partners, legal counsel, accountants, and any underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 5.4(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Party, each of its officers, directors, partners, legal counsel, accountants, and any underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Party, underwriter or controlling person.
     (b) To the extent permitted by law, each selling Party will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, legal counsel for the Company, accountants for the Company, any underwriter, any other Party selling securities in such registration statement and any controlling person of any such underwriter or other Party, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Party expressly for use in connection with such registration; and each such Party will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 4.4(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 4.4(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Party, which consent shall not be unreasonably withheld; provided, that in no event shall any indemnity under this Section 4.4(b) exceed the net proceeds from the offering received by such Party, except in the case of willful fraud by such Party.
     (c) Promptly after receipt by an indemnified party under this Section 4.4 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4.4, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 4.4, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 4.4.
     (d) If the indemnification provided for in this Section 4.4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss,

liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Party under this Section 4.4(d) exceed the net proceeds from the offering received by such Party, except in the case of willful fraud by such Party. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.
     (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control with respect to the Company and the Parties.
     (f) The obligations of the Company and the other Parties under this Section 4.4 shall survive the completion of any offering of Registrable Securities in a registration statement under this Article 4, and otherwise.
     4.5 Reports Under Securities Exchange Act of 1934. With a view to making available to the Parties the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Party to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to use its reasonable best efforts to:
     (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;
     (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Parties, if requested pursuant to a Demand Registration, to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;
     (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (d) furnish to any Party, so long as the Party owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Party of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.
     4.6 No Assignment of Demand Rights. The rights to cause the Company to register Registrable Securities pursuant to Section 4.1 may not be assigned to third parties.
     4.7 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company which would grant such holder or prospective holder registration rights that are more favorable than the registration rights of the Parties.
     4.8 Selection of Underwriters. The Board of Directors shall have the right to designate, in their sole and absolute discretion, the book-running managing Underwriter (the “Managing Underwriter”) with respect to any Piggyback Registration or Demand Registration, or with respect to any other underwritten public offering of Registrable Securities or other securities of the Company and shall select such additional Underwriters to be used in connection with the offering, if any. The Board of Directors shall also have the right to select one or more co-managers for each such offering if the Board of Directors, in their sole discretion, shall determine that any be necessary, and the underwriting fees related to any such offering shall be allocated among any such co-managers in such proportions as the Board of Directors shall determine. In the event of any such offering, the Managing Underwriter, the Company and any Selling Stockholders will enter into an agreement appropriate to the circumstances, containing provisions for, among other things, compensation, indemnification, contribution, and representations and warranties, which are usual and customary for similar agreements entered into by the Managing Underwriter or other investment bankers of national standing acting in similar transactions.
     4.9 Underwriters’ Cut-Backs. The Company shall use all commercially reasonable efforts to cause the Managing Underwriter or any other managing Underwriter of a proposed underwritten offering (including an offering pursuant to a Demand Registration), as the case may be, to permit the Registrable Securities requested to be included in the registration statement for such offering under Section 4.2 or pursuant to other piggyback registration rights, if any, granted by the Company (“Piggyback Securities”) to be included on the same terms and conditions as any similar securities included therein. Notwithstanding the foregoing, the Company shall not be required to include any Party’s Piggyback Securities in such offering unless such Party accepts the terms of the underwriting agreement between the Company and the Managing Underwriter (or other managing Underwriter) or Underwriters, and otherwise complies with the provisions of Section 4.10 below. If the managing Underwriter or Underwriters of a proposed underwritten offering advise the Company in writing that in its or their opinion the total amount of securities, including Piggyback Securities, to be included in such offering is sufficiently large to potentially impede or interfere with the offering, then in such event the securities to be included in such offering shall be allocated first to the Company and then, to the extent that any additional securities can, in the opinion of such managing Underwriter or Underwriters, be sold without any such potential to impede or interfere with the offering, pro rata among the holders of Registrable Securities on the basis of the number of Registrable Securities requested to be included in such registration by each such holder.
     4.10 Participation. No Party may participate in any underwritten registration under this Article 4 unless such Party (i) agrees to sell such Party’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Person entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement and (iii) if requested by another Person participating in such underwritten registration, agrees that all securities convertible or exchangeable into shares of Common Stock that are included in such underwritten registration shall be so converted or exchanged on or prior to the consummation thereof.
     4.11 Termination or Postponement by the Company. Notwithstanding anything herein to the contrary except in the case of a Demand Registration, at any time prior to the effectiveness of any registration statement filed pursuant hereto, the Company shall have the right, in its sole and absolute discretion, not to proceed with the registration of any securities pursuant to such registration statement and, in the event that the Company exercises such right, no holder of Registrable Securities shall have any right to require the Company to register any such Registrable Securities except in accordance with the express provisions of this Agreement. In the case of a registration statement filed pursuant Section 4.1, at any time after the filing of such registration statement but prior to the effectiveness thereof, the Company shall have the right to postpone requesting that the SEC declare such registration statement effective:
     (a) for the Contractual Lock-up Period relating to any underwritten public offering of Company securities or any private placement of Company securities made pursuant to Rule 144A; and
     (b) for a period of up to 90 days if the Company is engaged in confidential negotiations, other confidential business activities or is otherwise in possession of material non-public information, disclosure of which would be required in such registration statement (but would not be required if such registration were not filed), and the Board of Directors of the Company determines in good faith that such disclosure would be materially detrimental to the Company and its stockholders;
provided, however, that the Company may not postpone requesting the effectiveness of a registration statement filed pursuant to Section 4.1 pursuant to this Section 4.11 more than twice every 12 months. The Company may only terminate a Demand Registration and withdraw a registration statement filed pursuant to Section 4.1 with the consent of the Party submitting the Demand Request relating thereto or upon receipt of a request for such withdrawal from the SEC.

     4.12 Lock-Up Letters. Each holder of Registrable Securities (whether or not such Registrable Securities are included in a registration statement pursuant hereto) agrees to execute a written agreement not to effect any public sale or distribution of the issue being registered or of any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the 14 days prior to, and during the 180-day period (or shorter period permitted by the Managing Underwriter, if applicable) beginning on, the effective date of a registration statement filed pursuant hereto except as part of such registration if and to the extent requested by the Company, in the case of a non-underwritten public offering, or if and to the extent requested by the Managing Underwriter or managing Underwriter or Underwriters, as the case may be, in the case of an underwritten public offering.
ARTICLE 5
REGISTRATION PROCEDURES
     5.1 Procedures.
     (a) The Company may require each Selling Holder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as it may from time to time reasonably request and such other information as may be legally required in connection with any registration. Notwithstanding anything herein to the contrary, the Company shall have the right to exclude from any offering the Registrable Securities of any Selling Holder who does not comply with the provisions of the immediately preceding sentence.
     (b) Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event that makes any statement made in a registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect, or that requires the making of any changes in such registration statement, prospectus or documents so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (A) such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder’s receipt of the copies of a supplemented or amended prospectus contemplated by the description in this sentence and (B) if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies, then in such Selling Holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to this sentence to the date when the Company shall make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of this sentence.

     5.2 Registration Expenses. In connection with any registration statement required to be filed hereunder, the Company shall pay the following registration expenses (the “Registration Expenses”): (i) all registration and filing fees (including, without limitation, with respect to filings to be made with FINRA), (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing on a securities exchange or inter-dealer or similar quotation system of the Registrable Securities if the Company shall choose to list such Registrable Securities, (vi) fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company, (vii) the reasonable fees and expenses of one counsel for the Selling Holders (collectively), (viii) the fees and expenses of any special experts retained by the Company in connection with such registration, and (ix) fees and expenses of any “qualified independent underwriter” or other independent appraiser participating in an offering pursuant to Rule 5121(c) of the FINRA Rules. The Company shall not have any obligation to pay any underwriting fees, discounts, or commissions attributable to the sale of Registrable Securities or, except as provided by clause (ii) or (vii) above, any out-of-pocket expenses of the Selling Holders (or the agents who manage their accounts).
     5.3 Suspension Periods. In the event the Company has filed a registration statement that has been declared effective by the SEC (including a registration statement on Form S-3 under Rule 415 that provides for periodic resales by a Selling Holder), the Company may provide notice to the Parties hereto that the Company has elected to require the suspension of the sale by the Parties of Registrable Securities (including securities registered under any such effective registration statement) (a “Suspension Period”):
     (a) for the Contractual Lock-up Period relating to any underwritten public offering of Company securities or any private placement of Company securities made pursuant to Rule 144A; and
     (b) for a period of up to 90 days if the Company is engaged in confidential negotiations, other confidential business activities or is otherwise in possession of material non-public information, disclosure of which would be required in such registration statement (but would not be required if such registration were not filed), and the Board of Directors of the Company determines in good faith that such disclosure would be materially detrimental to the Company and its stockholders;
provided, however, that the Company may not cause a Suspension Period to occur more than twice every 12 months.
ARTICLE 6
TERMINATION
     6.1 Termination. This Agreement shall terminate upon the earliest of (i) the dissolution, liquidation or winding-up of the Company, (ii) the date all of the DLJ Parties cease to be Affiliates of the Company and the DLJ Parties, collectively, beneficially hold less than ten percent of the outstanding shares of Common Stock of the Company, or (iii) December 21, 2015. A Person who ceases to hold any shares of Common Stock or Common Stock Equivalents and who ceases to beneficially own any shares of Common Stock or Common Stock Equivalents shall cease to be a Party and shall have no further rights or obligations under this Agreement.
ARTICLE 7
MISCELLANEOUS
     7.1 Amendment. Any provision of this Agreement may be altered, supplemented, amended or waived only by the written consent of each of (i) the Company and (ii) the DLJ Parties holding a majority of the Registrable Securities, except that any Party may unilaterally waive any of its rights hereunder so long as such waiver is in writing.
     7.2 Specific Performance. The Parties and the Company recognize that the obligations imposed on them in this Agreement are special, unique, and of extraordinary character, and that in the event of breach by any party, damages will be an insufficient remedy; consequently, it is agreed that the Parties and the Company may have specific performance and injunctive relief (in addition to damages) as a remedy for the enforcement hereof, without proving damages.
     7.3 Assignment. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties and the Company. No such assignment shall relieve the assignor from any liability hereunder. Any purported assignment made in violation of this Section 7.3 shall be void and of no force and effect.
     7.4 Stock Subject to this Agreement. All shares of Common Stock and Common Stock Equivalents now owned or hereafter acquired by any of the Parties shall be subject to, and entitled to the benefits of, the terms of this Agreement.
     7.5 Legends.
     (a) To the extent such certificates do not contain the legend required under the 2004 Agreement, each certificate for shares of Common Stock and Common Stock Equivalents held by any Person a party hereto shall bear (i) a legend to the effect that such shares have not been registered under the Securities Act or any state securities laws and (ii) a legend in substantially the following form:
THIS SECURITY IS SUBJECT TO CERTAIN VOTING AGREEMENTS, RESTRICTIONS ON TRANSFER, AND OTHER TERMS AND CONDITIONS SET FORTH IN THE THIRD AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT, DATED AS OF DECEMBER 20, 2010, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

     (b) The restrictions on transfer of shares of Common Stock set forth in such legends (each, a “Restriction”) shall cease and terminate as to any particular share of Common Stock when, in the opinion of counsel to a Holder, which opinion and counsel are reasonably satisfactory to the Company and which opinion shall be delivered to the Company in writing, either or both of such Restrictions are no longer required. Whenever any such Restriction shall cease and terminate as to any share of Common Stock, the holder thereof shall be entitled to receive from the Company, without expense to such older, new certificate(s) not bearing a legend or legends, as the case may be, stating such Restriction(s).
     7.6 Notices. Any and all notices, designations, consents, offers, acceptances or other communications provided for herein (each a “Notice”) shall be given in writing by (i) reputable overnight courier, (ii) registered letter or (iii) telecopy with receipt confirmed, which shall be addressed or sent to the respective addresses as follows (or such other address as the Company or any Party may specify to the Company and all other Parties by Notice):
The Company:
Basic Energy Services, Inc.
400 W. Illinois, Suite 800
Midland, TX 79701
Phone: (432) 620-5500
Fax: (318) 570-0437
with a copy to:
Andrews Kurth LLP
600 Travis, Suite 4200
Houston, Texas 77002
Attention: David C. Buck
Phone: (713) 220-4200
Fax: (713) 220-4285
DLJ Parties:
DLJ Merchant Banking III, Inc.
Eleven Madison Avenue
New York, New York 10010
Attn: Kenneth Lohsen
Fax: (212) 538-0619
with a copy to:
DLJ Merchant Banking III, Inc.
Eleven Madison Avenue
New York, New York 10010
Attn: General Counsel

All Notices shall be deemed effective and received (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified above and receipt thereof is confirmed; (ii) if given by overnight courier, on the business day immediately following the day on which such Notice is delivered to a reputable overnight courier service; or (iii) if given in person or by registered letter, when such Notice is delivered at the address specified above. No Party shall be entitled to receive a Notice hereunder (or a copy of a Notice delivered to the Company) if, at the time such Notice is to be sent, such Party (including its Affiliates and the employees of such Party and its Affiliates) no longer owns any shares of Common Stock.
     7.7 Confidentiality.
     (a) The Parties shall, and shall cause their respective officers, directors, employees and agents and the respective subsidiaries and Affiliates of the Parties and their respective officers, directors, employees and agents to, hold confidential and not use in any manner detrimental to the Company or any of its Subsidiaries all information they may have or obtain concerning the Company or any of its Subsidiaries and their respective assets, business, operations or prospects (“Confidential Information”); provided, however, that the foregoing shall not apply to (i) information that is or becomes generally available to the public other than as a result of a disclosure by a Party or any of its employees, agents, accountants, legal counsel or other representatives, (ii) information that is or becomes available to a Party or any of its employees, agents, accountants, legal counsel or other representatives on a non-confidential basis prior to its disclosure by the Company or its employees, agents, accountants, legal counsel or other representatives, and (iii) information that is required to be disclosed by a Party or any of its employees, agents, accountants, legal counsel or other representatives as a result of any applicable law, rule or regulation of any governmental authority or stock exchange. If any Party desires to sell shares of Common Stock and in connection with such potential sale desires to disclose information regarding the Company to the potential purchaser in such sale which it is not permitted to disclose pursuant to the preceding sentence, such Party shall notify the Company of such Party’s desire to disclose such information and shall identify the potential purchaser in such notification. The Company may require any such potential purchaser of shares of Common Stock to enter into a confidentiality agreement with respect to Confidential information on customary terms used in confidentiality agreements in connection with corporate acquisitions.
     (b) Notwithstanding anything to the contrary set forth herein or in any other agreement to which the Parties hereto are Parties or by which they are bound, the obligations of confidentiality contained herein and therein (the “Confidentiality Obligations”), as they relate to the transactions contemplated by the Merger Agreement, dated as of January 7, 2003 (the “Merger Agreement”), by and among Basic, the Company and BES Merger Sub, Inc., a Delaware corporation, and the Agreement and Plan of Conversion, dated as of January 7, 2003 (the “Conversion Agreement”), by and among Basic, the Company, Basic Energy Services GP, LLC and Basic Energy Services LP, LLC, shall not apply to the “structure or tax aspects” (as such phrase is used in Section 1.6011-4T(a)(3) (or any successor provision) of the Treasury Regulations (the “Confidentiality Regulations”) promulgated under Section 6011 of the Internal Revenue Code of 1986, as amended) of the transactions contemplated by the Merger Agreement and the Conversion Agreement; provided, however, that the Confidentiality Regulations nevertheless shall apply to any and all items of information not required to be freely disclosable in order for the transactions contemplated by the Merger Agreement and the Conversion Agreement not to be treated as “offered under conditions of confidentiality” within the meaning of the Confidentiality Regulations.
     7.8 Counterparts. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed to be an original and all such counterparts together shall constitute one and the same agreement of the Parties hereto.
     7.9 Section Headings. Headings contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provisions hereof
     7.10 Choice of Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to choice of law rules (other than New York General Obligations Law Section 5-1401), except to the extent, if any, that mandatory choice of law rules in effect in the State of New York require that any provision hereof be governed by and construed in accordance with the laws of the State of Delaware.
     7.11 Entire Agreement. This Agreement contains the entire understanding of the Parties hereto respecting the subject matter hereof and supersedes all prior agreements, discussions and understandings with respect thereto, including the 2004 Agreement.
     7.12 Cumulative Rights. The rights of the Parties and the Company under this Agreement are cumulative and in addition to all similar and other rights of the Parties under other agreements.
     7.13 Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
     7.14 Submission to Jurisdiction.
     (a) Any legal action or proceeding with respect to this Agreement, the shares of Common Stock or any document related thereto shall be brought solely in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Company and each Party hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Parties hereto hereby irrevocably waive any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.
     (b) The Company and each Party irrevocably consent to the service of process of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Company or such Party, respectively, at its address provided herein.

     (c) Nothing contained in this Section 7.14 shall affect the right of any Party hereto to serve process in any other manner permitted by law.
     7.15 Waiver of Jury Trial. Each of the Parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, any shares of Common Stock, Common Stock Equivalents or any course of conduct, course of dealing, verbal or written statement or action of any Party hereto.
SIGNATURES CONTAINED ON SUCCEEDING PAGES

          IN WITNESS WHEREOF, the Parties hereto have executed this Stockholders’ Agreement as of the date first above written, and shall become effective as of (and subject to the occurrence of) the Effective Date.

BASIC ENERGY SERVICES, INC.
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President and Chief Executive Officer
[Third Amended and Restated Stockholders’ Agreement — Signature Page]

DLJMB FUNDING III, INC.*
By:	/s/ Kenneth J. Lohsen
	Name:	Kenneth J. Lohsen
	Title:	Executive Vice President

DLJ ESC II, L.P.*
By:	DLJ LBO PLANS MANAGEMENT CORPORATION, its General Partner

By:	/s/ Kenneth J. Lohsen
	Name:	Kenneth J. Lohsen
	Title:	President

DLJ OFFSHORE PARTNERS III, C.V.*
By:	DLJ Merchant Banking III, Inc., as Advisory General Partner

By:	/s/ Kenneth J. Lohsen
	Name:	Kenneth J. Lohsen
	Title:	Managing Director

*	DLJ Party. Notices shall be given to the New York address set forth in Section 7.6.
[Third Amended and Restated Stockholders’ Agreement — Signature Page]

DLJ MB PARTNERS III GMBH & CO. KG*
    as General Partner of DLJ Merchant Banking III, L.P.*
    and as attorney-in-fact for DLJ Merchant Banking III, L.P.
     as Managing Limited Partner for an on behalf of
     DLJ MB Partners III GmbH & Co., KG

By:	/s/ Kenneth J. Lohsen
	Name:	Kenneth J. Lohsen
	Title:	Managing Director

DLJ MB PARTNERS III GMBH & CO., KG*
By:	DLJ MB GmbH, as General Partner

By:	/s/ Kenneth J. Lohsen
	Name:	Kenneth J. Lohsen
	Title:	Attorney-in-Fact

DLJ MERCHANT BANKING PARTNERS III, L.P.*
By:	DLJ Merchant Banking III, Inc., Managing General Partner

By:	/s/ Kenneth J. Lohsen
	Name:	Kenneth J. Lohsen
	Title:	Managing Director

DLJ MERCHANT BANKING III, INC., as Advisory General Partner on behalf of DLJ Offshore Partners III, C.V.*
By:	/s/ Kenneth J. Lohsen
	Name:	Kenneth J. Lohsen
	Title:	Managing Director

*	DLJ Party. Notices shall be given to the New York address set forth in Section 7.6.
[Third Amended and Restated Stockholders’ Agreement — Signature Page]

DLJ MERCHANT BANKING III, INC., as
Advisory General Partner on behalf of DLJ
Offshore Partners III-1, C.V. and as attorney-in-fact
for DLJ Merchant Banking III, L.P., as Associate
General Partner of DLJ Offshore Partners III-1,
C.V.*

By:	/s/ Kenneth J. Lohsen
	Name:	Kenneth J. Lohsen
	Title:	Managing Director

DLJ MERCHANT BANKING III, INC., as
Advisory General Partner on behalf of DLJ
Offshore Partners III-2, C.V. and as attorney-in-fact
for DLJ Merchant Banking III, L.P., as Associate
General Partner of DLJ Offshore Partners III-2,
C.V.*

By:	/s/ Kenneth J. Lohsen
	Name:	Kenneth J. Lohsen
	Title:	Managing Director

MILLENNIUM PARTNERS II, L.P.*
By:	DLJ Merchant Banking III, as General Partner

By:	/s/ Kenneth J. Lohsen
	Name:	Kenneth J. Lohsen
	Title:	Managing Director

MBP III PLAN INVESTORS, L.P.*
By:	DLJ LBO Plans Management Corporation II, as General Partner

By:	/s/ Kenneth J. Lohsen
	Name:	Kenneth J. Lohsen
	Title:	President

*	DLJ Party. Notices shall be given to the New York address set forth in Section 7.6.
[Third Amended and Restated Stockholders’ Agreement — Signature Page]